UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022

QUANERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Lakeside Drive Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

(408) 245-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	QNGY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 8, 2022, Quanergy Systems, Inc., a Delaware corporation (the “Company”) (f/k/a CITIC Capital Acquisition Corp. (“CCAC”)), filed a Current Report on Form 8-K and Amendment No. 1 on Form 8-K/A (together, the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. This Amendment No. 2 amends the financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a) the audited consolidated financial statements of Legacy Quanergy as of and for the years ended December 31, 2021 and 2020 and the related notes, (b) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Quanergy for the year ended December 31, 2021 and (c) the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021. This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Quanergy Systems, Inc. as of and for the years ended December 31, 2021 and December 31, 2020 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Quanergy for the year ended December 31, 2021.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits:

Exhibit Number	Description

99.1	Audited consolidated financial statements of Quanergy Systems, Inc. as of and for the years ended December 31, 2021 and December 31, 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the year ended December 31, 2021.

99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2022

QUANERGY SYSTEMS, INC.

By:	/s/ Patrick Archambault
Patrick Archambault
Chief Financial Officer